UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

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Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2003
(Date of earliest event reported)

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THE DIAL CORPORATION

(Exact name of Registrant as specified in its charter)

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Delaware	51-0374887
(State of Incorporation)	(I.R.S. Employer Identification No.)

15501 North Dial Boulevard
Scottsdale, Arizona 85260-1619
(Address of principal executive offices)

(480) 754-3425
(Registrant’s telephone number, including area code)

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Item 5. Other Events and Required FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
EX-2.1
Ex-4.1
EX-10.1
Ex-10.2
Ex-10.3
Ex-10.4
Ex-99.1

Item 5. Other Events and Required FD Disclosure.

On December 14, 2003, The Dial Corporation, a Delaware corporation (“Dial”), entered into an Agreement and Plan of Merger, by and among Henkel KGaA, a Kommanditgesellschaft auf Aktien (a partnership limited by shares) organized under the laws of the Federal Republic of Germany (“Henkel”) and Henkel Merger Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Henkel (“Merger Sub”) and Dial (the “Merger Agreement”). Pursuant to the Merger Agreement, Henkel will acquire Dial through the merger of Merger Sub with and into Dial, with Dial surviving as an indirect wholly-owned subsidiary of Henkel (the “Merger”). Upon the consummation of the Merger, each outstanding share of Dial common stock will be converted into the right to receive $28.75 in cash. The completion of the Merger is subject to several conditions, including approval of the Merger by Dial’s stockholders and the expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and other customary conditions to the closing. Subject to the satisfaction of these conditions, the Company expects to complete the Merger by April 2004. The foregoing description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

In connection with entering into the Merger Agreement, Dial has amended the Rights Agreement, dated as of August 15, 1996, between Dial and Wells Fargo Bank of Arizona, N.A., as rights agent thereunder (the “Rights Amendment”). A copy of the Rights Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

In order to induce Henkel to enter into the Merger Agreement, Mr. Herbert M. Baum agreed to amend his Employment Agreement with the Company (the “Baum Amendment”) and entered into a letter agreement with Henkel and the Company relating to certain change in control payments payable under his employment agreement (the “Baum Side Letter”). In addition, certain other senior executives of the Company agreed to amend their Change in Control Agreements with the Company (the “CIC Amendments”) and enter into employment agreements with the Company (the “Employment Agreement”). The CIC Amendments and the Baum Side Letter, which only become effective upon the consummation of the Merger, provide for a deferral of 20% of certain of the change in control payments such executives were entitled to receive until the earlier of their termination of employment with the Company and two years after the consummation of the Merger. The Employment Agreements and the Baum Amendment extend such executives’ employment terms with the Company for an additional two years, effective as of the consummation of the Merger. The foregoing description of the Baum Amendment, the Baum Side Letter, the CIC Amendments and the Employment Agreements does not purport to be complete and is qualified in its entirety by reference to the forms of the CIC Amendments and Employment Agreements, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectfully, and the Baum Amendment and Baum Side Letter, copies of which are attached hereto as Exhibit 10.3, and 10.4, respectively, and each of which is incorporated herein by reference.

A copy of the press release, dated December 15, 2003, announcing the execution of the Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 14, 2003, by and among Henkel KGaA, Henkel Merger Corporation and The Dial Corporation.
4.1	First Amendment to the Rights Agreement, dated as of December 14, 2003, by and among The Dial Corporation and Wells Fargo Bank Arizona, N.A.
10.1	Form of Amendment to Change of Control Agreements with certain Executive Officers of The Dial Corporation.
10.2	Form of Employment Agreement with certain Executive Officers of The Dial Corporation.
10.3	Amended and Restated Employment Agreement, dated as of December 14, 2003, by and between The Dial Corporation and Mr. Herbert M. Baum.
10.4	Letter Agreement among Henkel KGaA, The Dial Corporation and Mr. Herbert M. Baum, dated as of December 14, 2003.
99.1	Press release of The Dial Corporation and Henkel KGaA, dated December 15, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DIAL CORPORATION

Dated: December 15, 2003	By:	/s/	Conrad A. Conrad

		Name:	Conrad A. Conrad
		Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 14, 2003, by and among Henkel KGaA, Henkel Merger Corporation and The Dial Corporation.
4.1	First Amendment to the Rights Agreement, dated as of December 14, 2003, by and among The Dial Corporation and Wells Fargo Bank Arizona, N.A
10.1	Form of Amendment to Change of Control Agreements with certain Executive Officers of The Dial Corporation.
10.2	Form of Employment Agreement with certain Executive Officers of The Dial Corporation.
10.3	Amended and Restated Employment Agreement, dated as of December 14, 2003, by and between The Dial Corporation and Mr. Herbert M. Baum.
10.4	Letter Agreement among Henkel KGaA, The Dial Corporation and Mr. Herbert M. Baum, dated as of December 14, 2003.
99.1	Press release of The Dial Corporation and Henkel KGaA, dated December 15, 2003.